UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-36677 (Commission File Number)	38-2063100 (IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On February 22, 2019, Diplomat Pharmacy, Inc. (the “Company”) issued a press release (the “Press Release”) publicly announcing preliminary financial results for the year ended December 31, 2018 and withdrawing its previously issued preliminary 2019 full-year outlook. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.  The information in this Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 7.01                                           Regulation FD Disclosure.

On February 22, 2019, the Company issued the Press Release further announcing that it had recently determined the need to record a non-cash impairment charge related to the pharmacy benefit management (“PBM”) business equal to a significant portion of the PBM business’s goodwill and definite-lived intangible assets. The Company identified the need to record the non-cash impairment charge during the course of its preparation of its financial statements for inclusion in the Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”) as a result of reduced financial forecasts for the PBM business. The Company’s Press Release announced that as a result of the aforementioned, the Company and its auditors need additional time to finalize the level of impairment and allocation between goodwill and definite-lived intangible assets, and that as a result the Company was delaying the release of its fourth quarter and full year 2018 earnings release, rescheduling its earnings call to March 15, 2019 and delaying the filing of the 2018 Form 10-K. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1	Company news release dated February 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Atul Kavthekar
Atul Kavthekar
Chief Financial Officer

Date: February 22, 2019